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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           Reported): October 29, 1998




                       HEADLANDS MORTGAGE SECURITIES INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    333-46019                  68-0397342
-------------------------------   -----------------------   --------------------
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

       700 Larkspur Landing Circle,
             Suite 240,                                    94939
          Larkspur, California
      -----------------------------             --------------------------
        (Address of Principal                            (Zip Code)
         Executive Offices)

        Registrant's telephone number, including area code (415) 461-6790
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Item 5.  Other Events.

Filing of Certain Materials.

         Pursuant to Rule 411(c) of Regulation C under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Headlands Mortgage Securities Inc. (the "Company") is filing an Opinion re Tax Matters (the "Opinion") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 1998-2.

         The Opinion is filed as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1      Opinion of Brown & Wood LLP re Tax Matters.

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 26, 1998 and prospectus supplement dated October 26, 1998, of the Company, relating to its Mortgage Pass-Through Certificates, Series 1998-2



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEADLANDS MORTGAGE SECURITIES INC.

                                       By: /s/ Kristen Decker
                                           ------------------------------
                                           Name:  Kristen Decker
                                           Title:  Vice President

Dated:  October 28, 1998



                                  Exhibit Index

Exhibit                                                                   Page

 8.1        Opinion of Brown & Wood LLP re Tax Matters.....................5



                                   EXHIBIT 8.1

                                BROWN & WOOD LLP
                             One World Trade Center
                               New York, NY 10048
                           Telephone: (212) 839-5300'
                            Facsimile: (212) 839-5599

                                                                October 28, 1998

Headlands Mortgage Securities Inc.
700 Larkspur Landing Circle
Suite 240
Larkspur, CA  94939

Standard & Poors Ratings Services
26 Broadway, 12th Floor
New York, NY  10004

Fitch IBCA, Inc.
One State Street Plaza
New York, NY  10004

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY  10167

               Re:     Headlands Mortgage Securities Inc.,
                       Mortgage Pass-Through Certificates
                       Series 1998-2

Ladies and Gentlemen:

         We have acted as special tax counsel for the 1998-2 Trust (as defined below) in connection with the sale by the Headlands Mortgage Securities Inc. (the "Company"), and the purchase by Bear, Stearns & Co. Inc. ("Bear Stearns") (the "Underwriter") pursuant to an underwriting agreement (the "Underwriting Agreement") dated October 26, 1998, among the Company, Headlands Mortgage Company ("HMC") and Bear Stearns, of certificates entitled Mortgage Pass-Through Certificates, Series 1998-2, Class A-1, and Class R (the "Underwritten Certificates"). In connection with such purchase, we have also acted in a separate capacity as counsel to the Underwriter. The Underwritten Certificates, together with the Mortgage Pass-Through Certificates, Series 1998-2, Class PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6, comprise the entire issue of certificates entitled Mortgage Pass-Through Certificates, Series 1998-2 (collectively, the "Certificates"). The Certificates are issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1998, among the Company, The Bank of New York, as trustee (the "Trustee"), and HMC, as seller and master servicer. The Certificates evidence in the aggregate the entire beneficial interest in a trust (the "1998-2 Trust") consisting primarily of a pool of certain conventional, fixed-rate, one- to four-family first mortgage loans. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

         In arriving at the opinions expressed below, we have examined the following documents:

          (a) Signed copies of the Company's registration statement (No. 333-46019) on Form S-3 filed by the Company with the Securities and Exchange Commission relating to Certificates (the registration statement in the form in which it became effective (excluding any exhibits filed therewith or any information incorporated by reference therein) being hereinafter called the "Registration Statement").

          (b) The Prospectus and Prospectus Supplement dated October 26, 1998 in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

          (c)  A copy of the Pooling and Servicing Agreement.

          (d)  Specimens of each Class of Certificates.

         In addition, we have also examined such other documents and reviewed such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.

         Our opinions are also based on the assumption that there are no agreements or understandings with respect to the transactions contemplated in the documents other than those contained in the documents. Furthermore, our opinions are based on the assumption that all parties to the documents will comply with the terms thereof, including all tax reporting requirements contained therein.

         As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Depositor and of public officials and agencies.

         Assuming compliance with the pertinent provisions of the Pooling and Servicing Agreement and assuming a proper REMIC tax election is timely made, the 1998-2 Trust will qualify as a "real estate mortgage investment conduit" ("REMIC") as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The Certificates, other than the Class R Certificate, will constitute "regular interests" in the REMIC, and the Class R Certificate will represent beneficial ownership of a single class of "residual interests" in the REMIC.

         The opinions set forth herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinions expressed herein are limited as described above, and we do not express an opinion on any other legal or income tax aspect of the transactions contemplated by the documents relating to the transaction.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. The opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                Very truly yours,

                              /s/ Brown & Wood LLP